UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2015

DEPOMED, INC.

(Exact name of registrant as specified in its charter)

001-13111

(Commission File Number)

California	94-3229046
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

7999 Gateway Blvd., Suite 300, Newark, California 94560

(Address of principal executive offices, with zip code)

(510) 744-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

Depomed, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 12, 2015 to consider and vote on the following proposals: (i) the election of seven directors to hold office until the 2016 Annual Meeting of Shareholders (Proposal 1); (ii) to approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock by 100,000,000 shares (Proposal 2); (iii) to approve, on an advisory basis, the compensation of the Company’s named executive officers as more completely described in the Proxy Statement dated April 7, 2015 (Proposal 3); and (iv) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 (Proposal 4).

Proposal 1:  The shareholders of the Company elected seven directors to serve until the 2016 Annual Meeting of Shareholders and until their successors are elected and qualified.  The votes on Proposal 1 were as follows:

	Shares Voted For	Votes Withheld	Broker Non-Votes

Peter D. Staple	43,674,347	679,053	6,054,957

Vicente Anido, Jr., Ph.D.	44,010,101	343,299	6,054,957

Karen A. Dawes	44,037,371	316,029	6,054,957

Louis J. Lavigne, Jr.	44,010,060	343,340	6,054,957

Samuel R. Saks, M.D.	43,904,508	448,892	6,054,957

James A. Schoeneck	43,950,222	403,178	6,054,957

David B. Zenoff, D.B.A.	43,863,743	489,657	6,054,957

Proposal 2:  The shareholders of the Company approved the amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock by 100,000,000 shares as disclosed in the Proxy Statement dated April 7, 2015.  The votes on Proposal 2 were as follows:

For	45,800,280
Against	7,164,013
Abstain	444,064

Proposal 3: The shareholders of the Company approved, on an advisory basis, the compensation of the Company’s executive officers as disclosed in the Proxy Statement dated April 7, 2015.  The votes on Proposal 3 were as follows:

For	42,482,123
Against	1,563,496
Abstain	307,781
Broker Non-Votes	6,054,957

Proposal 4:  The shareholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.  The votes on Proposal 4 were as follows:

For	52,428,213
Against	686,345
Abstain	293,799

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPOMED, INC.

Date: May 13, 2015	By:	/s/ Matthew M. Gosling
Matthew M. Gosling
Senior Vice President and General Counsel